Exhibit 10.2

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

Netherland, Sewell & Associates, Inc. consents to the references to our firm included in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2009, and to the inclusion of our report dated January 27, 2011, as an exhibit to Repsol YPF, S.A.’s annual report on Form 20-F/A for the year ended December 31, 2009.

NETHERLAND, SEWELL & ASSOCIATES, INC.

By:	/s/ G. Lance Binder
G. Lance Binder, P.E.
Executive Vice President

Dallas, Texas

February 3, 2011